UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2020

THE CHEESECAKE FACTORY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26901 Malibu Hills Road Calabasas Hills, California	91301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 871-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $.01 per share	CAKE	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K amends the Current Report on Form 8-K filed on April 20, 2020 (the “Original Form 8-K”) to update the information contained therein as follows:

Item 3.03.	Material Modification to Rights of Security Holders

The information in Item 8.01 below under the heading “Other Events” is incorporated into this Item 3.03 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information in Item 8.01 below under the heading “Other Events” is incorporated into this Item 5.02 by reference.

Item 8.01.	Other Events

On April 27, 2020, The Cheesecake Factory Incorporated (the “Company”) received notification that early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), for the previously announced investment by RC Cake Holdings LLC, an affiliate of Roark Capital, in the Company has been granted by the United States Federal Trade Commission.

As previously disclosed in the Original Form 8-K, the early termination of the waiting period under the HSR Act (“HSR Clearance”) automatically results in the following:

•              an increase in the size of the board of directors of the Company from eight members to nine members, and the appointment of Paul D. Ginsberg as a director; and

•              the right of the holder of Series A Convertible Preferred Stock, par value $.01 per share (“Convertible Preferred Stock”), to vote, on an as-converted basis, with the holders of common stock of the Company, par value $.01 per share (“Common Stock”), as a single class, on all matters submitted for a vote of holders of Common Stock.

As previously disclosed in the Original Form 8-K, the holder of Convertible Preferred Stock may not convert shares thereof into shares of Common Stock to the extent that such conversion would result in the holder beneficially owning in excess of 19.9% of then-outstanding Common Stock, until approval of the Company’s stockholders is obtained under Nasdaq listing rules.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Designations, which was filed as an exhibit to the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2020	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Matthew E. Clark
Matthew E. Clark
Executive Vice President and Chief Financial Officer